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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported:    July 3, 2006
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                           EXECUTIVE HOSPITALITY CORP.
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             (Exact Name of Registrant As Specified In Its Charter)



       DELAWARE                    001-16181                    22-2946374
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(State of Jurisdiction            (Commission                 (IRS Employer
   of Incorporation)              File Number)            Identification Number)


         5447 NW 42nd Ave, Boca Raton, FL                         33496
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      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:   (561) 995-4625
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     The following current report under Section 13 or 15(d) of the Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:



ITEM 5.02:  APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Chaim Justman as Chairman of the Board

     The Registrant announced on July 3, 2006 that it had appointed Chaim Justman to serve as Chairman of the Board of Directors of the Company.

     Chaim Justman has served as Chief Technology Officer and Corporate Secretary for Amazon Biotech Inc., a public company trading on the OTC Bulletin Board . Mr. Justman has worked for the last five years as a project manager and software consultant for several technology start-up companies including Justco Software and Virtual Cities. He holds a Bachelor of Science Degree in Management Information Systems from Touro College (New York).























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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: July 3, 2006                       EXECUTIVE HOSPITALITY CORP.



                                              By:/S/ William J. Reilly
                                                 ---------------------
                                                 Secretary





















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